EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT

In connection with the Form 10-Q of Heritage Insurance Holdings, Inc. for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission (the Report), I, Bruce Lucas, the Chairman and Chief Executive Officer (principal executive officer) of Heritage Insurance Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Heritage Insurance Holdings, Inc.

Date: November 6, 2014

By: /s/ BRUCE LUCAS
Bruce Lucas Chairman and Chief Executive Officer (Principal Executive Officer)